Exhibit 99.1

Filed by Echo Healthcare Acquisition Corp. (Commission File No. 000-51596)
Pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 of the
Securities Exchange Act of 1934, as amended

Echo Healthcare Acquisition Corp./XLNT Veterinary Care Inc.
Wallstreet.net Interview
July 2, 2007

Mike Ciavetta: Hi this is Mike Ciavetta for Wallstreet.net. My guests today are Joel Kanter, President of Echo Healthcare Acquisition Corp., EHHA on the bulletin board, and Robert Wallace, CEO of XLNT Veterinary Care Inc. Welcome to the show guys.

Robert Wallace: Thank you.

Joel Kanter: Thanks Mike.

Before we start I’d - this is Joel Kanter from Echo - I need to read a little disclaimer, which is that Echo plans to file a registration statement on Form S4 with the Securities and Exchange Commission in connection with the merger and Echo expects to mail a proxy statement prospectus to stock holders of Echo concerning the proposed merger transaction. Investors and security holders of Echo are urged to read the registration statement and proxy statement prospectus and the other relevant materials carefully when they become available because they will contain important information about Echo, XLNT, the merger and related matters. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website at www.sec.gov. In addition investors and security holders may obtain free copies of the documents filed with the SEC by Echo by directing a written request to Corporate Secretary, Echo Healthcare Acquisition Corp., 8000 Towers Crescent Drive, Suite 1300, Vienna, Virginia, 22182. Investors and security holders are urged to read the proxy statement, prospectus and other relevant materials when they become available before making any voting or investment decisions with respect to the merger.

Mike Ciavetta: Great, thank you Joel. First I want to start off about an overview of the company. Tell us about Echo Healthcare Acquisition Corp.

Joel Kanter: Echo is what is known as a special purpose acquisition corporation, which is essentially a public company that has no operating business in it but has a pool of capital that is available to merge with an operating company and be used either to acquire that business or, as in the case with the XLNT acquisition, to help fuel its growth. So our board consists of a number of former senior executives out of the healthcare industry who have fairly accomplished backgrounds and the company has a cash balance of about $55 million, which will be available when we complete the transaction to acquire additional facilities under the Pet Doctor’s XLNT umbrella.

Mike Ciavetta: Great, and tell us why Echo decided to make an acquisition in the veterinary care industry rather than a more traditional healthcare company. I mean does the Echo management team have any experience or expertise in the veterinary care industry?

Joel Kanter: Not directly, although several of them have been involved in companies that make products for which veterinary sales occurred. I think one of the things and one of the answers to your questions, one of the things you’ll find is that as human technology has gotten easier to manufacturer on an affordable basis, it has kind of pushed down into the veterinary sector. So a lot of what is possible in veterinary medicine today really started as human health medical practices that have now become affordable, at least to some, within the pet care community. So you will find that people who have been involved in medical devices frequently have devices that were also utilized within the veterinary sector. That certainly is true in the pharmaceutical business and from our perspective in looking at the industry, there were two elements that were attractive, outside of its growth and other demographic characteristics. One is that is really is an extension of what’s been transpiring within human healthcare. The other is that it has nonetheless not been consolidated and modernized in the way that human healthcare has, which created a great opportunity for a company like XLNT to come in and do things that haven’t been done in the sector before. And our executives have seen that sort of thing happen within the hospital and nursing home and pharmacy sectors, which went through similar kinds of cycles back in the ‘80s and ‘90s.

Mike Ciavetta: Right. And next question is for Mr. Wallace. As Echo is doing this merger with XLNT, can you give us, you know, some background on that company?

Robert Wallace: Yes. XLNT was created for the purpose of consolidating the highly fragmented veterinary care industry and Echo represents an excellent platform for us, as we do for them, to use their capital to expand on that consolidation. And I’ll just give you a quick kind of, four drivers to the veterinary industry that caused us to create this company.

As Joel mentioned, advances in science, medicine and technologies have been rapid the last decade and in the veterinary industry the scope of services available for care of pets has expanded along with those advances in science, medicine, and technology to the point where you can almost do anything for a pet you can do for a human today. At the same time the distribution of those services rests in a distribution system really created about, in the 1950s. There are about 20,000 small mom and pop type veterinary hospitals around the country that deliver those services and because of their small economic scale, they have a hard time adopting state of the art technologies and medical devices and equipment, diagnostic equipment, and so forth. And so we decided to consolidate this industry and bring economies of scale to the industry that would allow them to have the state of the art care for the pets and industry, and that’s primarily how we got started in the industry.

There is a pent-up demand for someone like us to enter. The, there are a lot of veterinarians that are approaching retirement and both the scale of the practices and the demographic changes in the industry have really created a liquidity crisis for a lot of - there’s not that many buyers that they’re wanting to sell to and so we have a natural audience of people that want to sell their veterinary practices and we have the opportunity, using Echo’s capital, to acquire those to scale our business rapidly. So it’s kind of a very short answer to the industry.

Mike Ciavetta: Very good and tell us about the growth that’s happening in the veterinary care industry.

Robert Wallace: The veterinary care industry has been growing almost, in the last two decades, almost as fast as the Chinese economy. It’s approaching 10% compounded annual growth and being driven by kind of the things I mentioned, science, advances in science, medicine, technology and by an expanding pet population. About 63% of Americans own a pet today, up from about 57% 10 years ago, and about 40% of the population own more than one pet. And as you have changes in the demographics of our American society, with baby boomers reaching empty nest stage, we’ve discovered that baby boomers have used pets as substitutes for family members and they’re spending a lot of money on pets. And then there’s pets across other demographics that didn’t used to exist, such as younger single families or younger single people owning pets. And so the population of pets has expanded, as well as the availability of care for those pets and that’s driven a huge amount of pet spending. The overall pet spending industry is almost 40 billion this year, according to the American Pet Manufacturers Association.

Mike Ciavetta: And I don’t know anyone else that’s out there doing it, but tell us about, you know, some of your main competitors in this industry and what, you know what are you doing that distinguishes yourself among your peer group.

Robert Wallace: Sure. There is one large, very successful public company that has been consolidating the veterinary space for almost 25 years, and that’s a company called VCA Antech, which trades under the ticker symbol WOOF. WOOF has about a $3plus billion market cap and they own about 400 small independent veterinary hospitals and they’re in most of the states that allow corporate ownership of veterinary medicine. They’re probably in 40 states, roughly and so they have a national ownership presence in a lot of states, but they’re not dense and they’re clustering of those vet hospitals. They might own, you know, three hospitals in the state of Florida, or five in the state of Massachusetts, so they simply buy those independent hospitals that they find that are for sale and they, and they’ve pretty much left the industry the way they found it. They make a lot of money in the industry. They also capture the lab business, they have one of the largest veterinary lab businesses in the US, so they capture lab business not only from the hospitals they own, but from thousands of hospitals they don’t own. So they’ve built two businesses really, ownership of hospitals and lab services for hospitals. It’s been a very successful model.

I would say the difference in our model and theirs is that we’re actually densely clustering markets, where we’re building a hub and spoke system and I mentioned the veterinary economics and the fragmentation of delivery of services is really what our business model is trying to address. Right now trying to get full service for a pet is it’s delivered in very fragmented manner. If you need a specialist or 24 hour emergency care or general care, vaccinations, and you know, general practice-type care, you’re going to multiple owners with different business models and different training and different equipment, because the industry is really very highly fragmented. We're trying to build a group of general practices we refer to as spokes, and connect that to a hub, which will have the specialty medicines such as boarded surgeons, diagnostics, boarded radiologists, imaging centers for diagnostic internal medicine and other specialties such as ophthalmology, oncology, that will connect to those spokes in a, in a uniform manner, and also have 24 hour emergency care available for urgent care, dogs being hit by cars and so forth.

And so with any market, if they’re just owning, you know one general practice in Silicon Valley and one in Phoenix, which is kind of VCA’s strategy, we’ll own a lot of practices in any market we go into and become a dominant cluster by building a hub and spoke system and taking the fragmentation out for an owner, to where they have one brand they’ll recognize as offering total and complete care from cradle to grave within their marketplace and we think that strategy is a stronger business strategy and that’s, that’s what we’ve designed.

Mike Ciavetta: Great. And following on that strategy, so essentially you’d be taking, you know, a bunch of different company names and different overheads and specialties and bring them all under one brand, so overhead costs go down, branding and marketing goes down and so what does this mean for shareholders, you know, as far as that business strategy is concerned?

Robert Wallace: Well for shareholders we think that building a market dominant company that wins in the marketplace is how you create long-term value and it’s a replicable model. As we build out clusters in each market we can roll across the United States owning market dominance in a number of regions. And so we think the growth, which is what Wall Street normally pays for, is almost unlimited right now. The industry size, you know there are 20,000 veterinary hospitals in America. The largest consolidator, which has a 3 billion market cap, owns 414 of them. So the market is highly unconsolidated and we think there’s huge room for growing shareholder value by continuously consolidating the market using our business strategy. So we think a winning business strategy and almost unlimited growth from consolidation gives us a lot of shareholder value creation potential, and Echo’s cash and Echo’s public currency gives us the fuel to drive that engine.

Mike Ciavetta: Definitely. And what would be the long-term strategy of PetDRx?

Robert Wallace: Really to become the dominant player in the veterinary care industry and to expand into multiple services. In other words, some of the fastest growing services in pet care are not just medical. They’re things like boarding, grooming, day care, and training, as people own more pets and in their busy lives want to outsource everything from training and day care, those markets are growing actually faster than veterinary care and a vet hospital can be an ideal mechanism for delivering those services to patients. So one of our next strategies is, in addition to growth by consolidation, would be growth through expansion of services within the distribution channel that we’re building.

Mike Ciavetta: Great. And I mean there’s unlimited potential in there because I see groomers and boarders popping up, you know, every day in Orange County, California, and that’s getting big here so I think you have an unlimited market here. And like you said, the big box, you know, WOOF only has 414 out of 20,000 so you guys have a market that you can definitely tap into.

But for investors, I mean that are looking at the company right now, what would interest them that kind of doesn’t jump off the page from an investment point of view?

Robert Wallace: I think the extraordinarily rapid growth that this company will be able to experience once we have the Echo cash and stock is probably the number one thing. We should be able to grow at way beyond the industry rate and way beyond the competitor’s rates once we have the funding to do so. And normally rapid growth is the fastest way to gain shareholder value.  We think the other thing is the positive demographics on a long-term basis are only improving for this industry, so there are a number of drivers that in the near future look extremely positive to this company.

Mike Ciavetta: Great. And what kind of challenges is, you know, is this industry going to bring to you guys?

Robert Wallace: I think the biggest challenge is that, I think the one risk on the horizon I would see is if there’s any change in legislation that would bring malpractice, rather costly outside forces, because the industry is very stable right now and I think malpractice, where people sued for pain and suffering is the only thing that really changed the cost structure in the industry in a negative way. That’s probably the only real hurdle ahead that I would say, as long as we don’t face that. And we have not, right now, there’s no risk of that, but if there were legislative changes, that would probably be the only risk that I saw on the horizon.

Mike Ciavetta: Okay, but that’s just kind of like a wild card. There’s really, there’s really no challenges except for, you know, a legislation change?

Robert Wallace: Right.

Mike Ciavetta: Right. And what, I mean what’s the next steps for Echo and PetDRx? When do you expect this deal to close?

Robert Wallace: I’ll let Joel address that.

Joel Kanter: Our next step, as indicated at the outset to the call, is to file the proxy and registration statement. We then need to finish our SEC review and go to the shareholder vote and we are hoping to get through that process at approximately year-end or early first quarter 2008.

Mike Ciavetta: Fantastic. And for investors listening now, tell us where they can find information on Echo, where they can find information on PetDRx and anything about the company they need to know.

Joel Kanter: Echo’s website is www.echohealthcare, all one word, dot com. And we have been including on our website all of the public information that’s available with respect to PetDRx as well as normal (inaudible).

Robert Wallace: Yeah.

Mike Ciavetta: Okay. And does PetDRx have a website?

Robert Wallace: We do, it’s called, the address is petdrx.com and we have specifically left this a very anemic website at the moment because we haven’t wanted to give a lot of competitive knowledge to our competitors right now. We will as we get public and connect the future remainder of our strategy, but we’ve actually been keeping a rather low profile within the industry for the moment.

Mike Ciavetta: Great. And guys this is a fantastic story. It’s really exciting to watch as it unfolds and, you know, I’ll look forward to developments on both PetDRx and Echo and I urge you guys to come back as soon as, you know, there’s more information we can cover.

Robert Wallace: Well thank you very much.

Joel Kanter: Thank you, we look forward to it.

Mike Ciavetta: Great and once again this is Mike Ciavetta for Wallstreet.net. My guests today were Joel Kanter, President and Secretary of Echo Healthcare Acquisition Corp., and Robert Wallace, CEO of XLNT Veterinary Care Inc. Right now they’re under the symbol EHHA on the bulletin board.